U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): July 3, 2002


                          London Pacific Group Limited
             (Exact Name of Registrant as Specified in its Articles)
                             ----------------------

                                    0-21874
                            (Commission File Number)

   Jersey (Channel Islands) U.K.                       Not applicable
   (State or Other Jurisdiction             (I.R.S. Employer Identification No.)
        of Incorporation)

                                  Minden House
                                 6 Minden Place
                                   St. Helier
                                     Jersey
                                 Channel Islands
                                    JE2 4WQ
                            Tel: 011 44 1534 607700
             (Address and telephone of Principal Executive Offices)

                                       N/A
             (Former Name or Address, if Changed Since Last Report)

Item 5.  Other Events
         ------------

The Registrant today announced the following:

London Pacific Life & Annuity  Company,  the U.S. life  insurance  subsidiary of
London Pacific Group Limited, received notice today that it has been placed in administrative supervision by The North Carolina Department of Insurance.



                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      LONDON PACIFIC GROUP LIMITED
                                      (Registrant)

Date: July 3, 2002                    By:    /s/  Ian K. Whitehead

                                             Ian K. Whitehead,
                                             Chief Financial Officer